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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15 (d)

                                     OF THE

                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): March 19, 1999

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
Exact name of registrant as specified in its charter:     Central Parking Corporation

State or other jurisdiction of incorporation:             Tennessee

Commission File Number:                                   001-13950

IRS Employer Identification Number:                       62-1052916

Address or principal executive offices:                   2401 21st Avenue South
                                                          Suite 200
                                                          Nashville, TN 37212

Registrant's telephone number, including area code        (615) 297-4255

Former name or former address, if changed since
last report:                                              Not applicable


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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

On March 19, 1999, Central Merger Sub, Inc. ("Merger Sub"), a Delaware corporation and a wholly owned subsidiary of the Registrant, merged with and into Allright Holdings Inc. ("Allright"), a Delaware corporation. As a result of the Merger, Allright became a wholly owned subsidiary of the Registrant. The Merger was completed pursuant to the terms of an Agreement and Plan of Merger by and among the Registrant, Merger Sub, Allright, Apollo Real Estate Investment Fund II, L.P. and AEW Partners, L.P., dated as of September 21, 1998, and amended as of January 5, 1999 (the "Merger Agreement").

The number of shares issued to Allright shareholders was determined as of closing by an exchange ratio that was based on (A) an assumed value of $46.00 per share of the Registrant's common stock; (B) a base equity purchase price of Allright of $564,390,050, adjusted for certain items such as assumed long-term debt, working capital short falls and certain costs and expenses; and (C) the number of shares of Allright common stock, warrants and certain options outstanding as of the closing date.

Allright is a holding company, the sole material asset of which is 100% of the authorized, issued and outstanding shares of common stock, $0.10 par value, of Allright Corporation. Allright Corporation, in its name and through various subsidiaries and joint ventures, operates parking facilities under three different types of arrangements: fee ownership, leases, and management contracts. As of September 30, 1998, Allright Corporation, directly or indirectly, owned 195 facilities, leased 1,473 facilities, and operated 647 facilities through management contracts. The Registrant generally intends to continue to operate Allright's facilities as parking facilities.

The information contained in the Registrant's press release dated March 19, 1999, a copy of which is attached as an exhibit hereto, is hereby incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

        (a) Financial Statements of Business Acquired.

            The financial statement required by this item will be filed on or before June 5, 1999.

        (b) Pro Forma Financial Information.

            The proforma financial information required by this item will be filed on or before June 5, 1999.

        (c) Exhibits.

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            Exhibit No. 2.1         Agreement and Plan of Merger by and among
                                    Central Parking Corporation, Central Merger,
                                    Sub, Inc., Allright Holdings, Inc., Apollo
                                    Real Estate Investment Fund II, L.P. and AEW
                                    Partners, L.P. dated as of January 5, 1999.

            Exhibit No. 99.1        Text of press release dated March 19, 1999.


                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       Central Parking Corporation



Date: April 2, 1999                    By: Stephen A. Tisdell
     -----------------                 Chief Financial Officer